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                                                                 EXHIBIT 10.45.3

                                     AMENDED

                                    EXHIBIT A

                                       to
                              EMPLOYMENT AGREEMENT

                   Entered into as of August 27, 1999 between

                       FEDERATED CORPORATE SERVICES, INC.

                                       And

                               JAMES M. ZIMMERMAN

                       (AMENDMENT AS OF DECEMBER 31, 2003)

   (All capitalized terms used in this Exhibit have the meaning set forth in
                                   Agreement)

         The Employment Agreement, as previously amended, remains in effect in all respects except as amended as provided below.

TERM AND DUTIES:           Notwithstanding anything in the Agreement to the
                           contrary, effective at midnight on January 14, 2004, Employee shall cease to serve as Chairman of the Board of Federated and shall thereafter perform such duties until the expiration of the Term on February
                           1, 2004 as may be requested by the Chief Executive
                           Officer of Federated. After the expiration of the Term on February 1, 2004, Employee shall continue as an unpaid, inactive employee of Federated though
                           March 31, 2004, and will be credited with vesting and service through March 31, 2004 in accordance with the terms of each of Federated's benefits programs in which Employee was a participant as of February 1, 2004.

JAMES M. ZIMMERMAN                        FEDERATED CORPORATE SERVICES, INC.

/s/ James M. Zimmerman                    /s/ Dennis J. Broderick
---------------------------               --------------------------------------
                                          DENNIS J. BRODERICK
                                          PRESIDENT

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